UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2021

Kaspien Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

New York	0-14818	14-1541629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2818 N. Sullivan Rd. Ste 30
Spokane, WA 99216

(Address of Principal Executive Offices, and Zip Code)

(855) 300-2710

Registrant’s Telephone Number, Including Area Code

Trans World Entertainment Corporation
38 Corporate Circle,
Albany, New York 12203

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	KSPN	NASDAQ Stock Market

Item 8.01.	Other Events

On January 22, 2021, Kaspien Holdings Inc. (the “Company”) received written notice from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company’s market value of listed securities was greater than $35,000,000 for ten consecutive business days, from January 4, 2021 to January 21, 2021. Accordingly, the Company has regained compliance with the alternative requirement set forth under Nasdaq Listing Rule 5550(b)(2) and the matter is now closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2021	Kaspien Holding Inc.

	By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Chief Financial Officer